Z_WMSAR12_FNL - Price/Yield - B1				PRINCETON ANALYSIS

Balance	41,046,000	Delay	0
Coupon		Dated	10/26/2004
Settle	10/26/2004	First Payment	11/25/2004

Prepay	18.75 CPR	25 CPR	31.25 CPR	18.75 CPR	25 CPR	31.25 CPR	18.75 CPR	25 CPR	31.25 CPR	18.75 CPR	25 CPR	31.25 CPR
Default	1.95 CDR	2.49 CDR	3.03 CDR	1.96 CDR	2.49 CDR	3.04 CDR	1.92 CDR	2.45 CDR	3 CDR	1.86 CDR	2.4 CDR	2.95 CDR
Loss Severity	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
Servicer Advances	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12	12	12	12	12	12	12	12
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)
Indices	Forward	Forward	Forward	Forward + 100	Forward + 100	Forward + 100	Forward + 200	Forward + 200	Forward + 200	Forward + 300	Forward + 300	Forward + 300
Triggers	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail

Price	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
100-00	65.7	66.9	67.4	65.0	66.2	66.9	64.5	65.8	66.4	58.3	60.3	64.1
WAL	16.72	13.02	10.32	17.68	13.66	10.76	18.14	13.98	10.99	18.36	14.17	11.14
Mod Durn 30360	10.93	9.39	8.00	10.63	9.20	7.89	10.05	8.80	7.61	9.41	8.36	7.30
Total Collat Loss (Collat Maturity)	2.87%	2.74%	2.61%	2.98%	2.81%	2.68%	3.03%	2.85%	2.71%	3.04%	2.87%	2.73%

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	WAMU 2004-AR12 TOP ZIPS
	Balances as of 8/01/04

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP ZIP CODES	Mortgage Loans	the Cutoff Date	the Cutoff Date
94062 Woodside, CA	15	10,960,337.47	0.72
92660 Newport Beach, CA	14	10,506,900.00	0.69
94583 San Ramon, CA	18	9,365,637.49	0.61
92677 Laguna Beach, CA	14	8,581,554.35	0.56
92009 Carlsbad, CA	16	8,345,041.67	0.55
94070 San Carlos, CA	15	8,152,200.95	0.53
95476 Sonoma, CA	14	7,198,611.84	0.47
95032 Los Gatos, CA	9	6,458,355.41	0.42
94022 Los Altos, CA	6	6,222,591.21	0.41
95148 San Jose, CA	12	5,966,086.35	0.39
94061 Redwood City, CA	10	5,899,273.01	0.39
92648 Beach Center, CA	10	5,604,500.00	0.37
94010 Burlingame, CA	7	5,557,350.00	0.36
95037 Morgan Hill, CA	11	5,544,474.57	0.36
91320 Newbury Park, CA	13	5,494,152.39	0.36

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	WAMU 2004-AR12 CA LOANS
	Balances as of 8/01/04

Product:	Monthly MTA

Total Current Balance:	1,015,213,526
Total Original Balance:	1,016,644,614

Number Of Loans:	1,953

			Minimum	Maximum
Average Current Balance:	$519,822.59		$56,922.92	$1,500,000.00
Average Original Amount:	$520,555.36		$333,750.00	$1,500,000.00

Weighted Average Gross Coupon:	3.936%		3.381	4.891%
Weighted Average Gross Margin:	2.556%		2.000	3.510%
Weighted Average Max Int Rate:	9.960%		9.950	10.700%
Weighted Average Periodic Rate Cap:	0.000%		0.000	0.000%
Weighted Average First Rate Cap:	0.000%		0.000	0.000%

Weighted Average Original Ltv:	69.83%		10.64	96.97%

Weighted Average Fico Score:	724		620	813

Weighted Average Original Term:	368	months	360	480	months
Weighted Average Remaining Term:	367	months	356	479	months
Weighted Average Seasoning:	1	months	1	3	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average First Rate Adj Freq:	1	months	1	3	months

Weighted Average Prepay Term:	15	months	0	36	months

Top Neg Am Loans Concentrations ($):	100.00 % Negative Amortization
Top State Concentrations ($):	100.00 % California
Maximum Zip Code Concentration ($):	1.08% 94062 (Woodside, CA)

First Pay Date:			Jun 01, 2004	Aug 01, 2004
Rate Chg Date:			Aug 01, 2004	Aug 01, 2004
Mature Date:			Apr 01, 2034	Jul 01, 2044

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Monthly MTA	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
56,923 - 100,000	1	56,922.92	0.01
200,001 - 300,000	1	248,285.49	0.02
300,001 - 400,000	567	208,663,920.33	20.55
400,001 - 500,000	541	244,051,453.05	24.04
500,001 - 600,000	400	220,111,446.46	21.68
600,001 - 700,000	259	168,577,960.86	16.61
700,001 - 800,000	84	62,176,110.23	6.12
800,001 - 900,000	28	24,044,456.93	2.37
900,001 - 1,000,000	19	18,463,990.00	1.82
1,000,001 - 1,100,000	8	8,452,250.00	0.83
1,100,001 - 1,200,000	10	11,660,348.03	1.15
1,200,001 - 1,300,000	13	16,575,400.00	1.63
1,300,001 - 1,400,000	5	6,859,689.43	0.68
1,400,001 - 1,500,000	17	25,271,292.39	2.49
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.381 - 3.500	40	20,815,008.13	2.05
3.501 - 3.750	393	201,366,006.76	19.83
3.751 - 4.000	556	292,173,429.68	28.78
4.001 - 4.250	787	416,831,487.07	41.06
4.251 - 4.500	164	79,172,327.49	7.80
4.501 - 4.750	11	4,168,266.99	0.41
4.751 - 4.891	2	687,000.00	0.07
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	21	11,142,407.60	1.10
2.001 - 2.250	63	32,039,800.42	3.16
2.251 - 2.500	775	400,904,957.96	39.49
2.501 - 2.750	889	469,333,053.84	46.23
2.751 - 3.000	178	90,825,339.31	8.95
3.001 - 3.250	17	7,331,450.00	0.72
3.251 - 3.500	9	3,285,516.99	0.32
3.501 - 3.510	1	351,000.00	0.03
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	1,880	974,272,880.43	95.97
10.001 - 10.250	38	27,873,783.08	2.75
10.251 - 10.500	27	10,147,862.61	1.00
10.501 - 10.700	8	2,919,000.00	0.29
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
125	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	1,830	950,335,751.68	93.61
480	123	64,877,774.44	6.39
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
356 - 360	1,830	950,335,751.68	93.61
> 360	123	64,877,774.44	6.39
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 - 3	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 1	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	1,938	1,008,109,767.28	99.30
2	4	1,590,262.66	0.16
3	11	5,513,496.18	0.54
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
08/01/04	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
10.64 - 15.00	1	585,000.00	0.06
20.01 - 25.00	5	4,320,000.00	0.43
25.01 - 30.00	6	3,443,000.00	0.34
30.01 - 35.00	9	6,307,166.93	0.62
35.01 - 40.00	22	13,427,210.43	1.32
40.01 - 45.00	31	18,437,851.29	1.82
45.01 - 50.00	52	31,173,648.17	3.07
50.01 - 55.00	79	45,592,566.72	4.49
55.01 - 60.00	114	73,541,121.21	7.24
60.01 - 65.00	158	97,949,247.33	9.65
65.01 - 70.00	199	98,679,270.74	9.72
70.01 - 75.00	487	245,710,004.50	24.20
75.01 - 80.00	786	373,886,820.14	36.83
80.01 - 85.00	1	586,618.66	0.06
85.01 - 90.00	2	774,000.00	0.08
95.01 - 96.97	1	800,000.00	0.08
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	4	2,207,500.00	0.22
621 - 640	14	6,009,124.49	0.59
641 - 660	55	27,042,109.13	2.66
661 - 680	132	67,287,115.18	6.63
681 - 700	376	197,132,300.53	19.42
701 - 720	361	186,696,482.17	18.39
721 - 740	334	174,300,999.89	17.17
741 - 760	305	157,788,781.45	15.54
761 - 780	236	127,264,561.27	12.54
781 - 800	116	58,985,187.22	5.81
801 - 813	20	10,499,364.79	1.03
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	1,355	715,667,112.73	70.49
Full Documentation	598	299,546,413.39	29.51
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,843	961,918,191.91	94.75
Second Home	77	41,310,721.60	4.07
Non-owner	33	11,984,612.61	1.18
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,708	895,320,110.09	88.19
Condominium	203	94,399,185.78	9.30
Duplex	35	20,348,794.62	2.00
Triplex	7	5,145,435.63	0.51
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	879	463,052,365.95	45.61
Purchase	859	438,855,962.60	43.23
Rate/Term Refinance	215	113,305,197.57	11.16
Total	1,953	1,015,213,526.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,953	1,015,213,526.12	100.00
Total	1,953	1,015,213,526.12	100.00

notable
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE TOP FIFTY ZIP CODE	Mortgage Loans	the Cutoff Date	the Cutoff Date
94062 Woodside, CA	15	10,960,337.47	1.08
92660 Newport Beach, CA	14	10,506,900.00	1.03
94583 San Ramon, CA	18	9,365,637.49	0.92
92677 Laguna Beach, CA	14	8,581,554.35	0.85
92009 Carlsbad, CA	16	8,345,041.67	0.82
94070 San Carlos, CA	15	8,152,200.95	0.80
95476 Sonoma, CA	14	7,198,611.84	0.71
95032 Los Gatos, CA	9	6,458,355.41	0.64
94022 Los Altos, CA	6	6,222,591.21	0.61
95148 San Jose, CA	12	5,966,086.35	0.59
94061 Redwood City, CA	10	5,899,273.01	0.58
92648 Beach Center, CA	10	5,604,500.00	0.55
94010 Burlingame, CA	7	5,557,350.00	0.55
95037 Morgan Hill, CA	11	5,544,474.57	0.55
91320 Newbury Park, CA	13	5,494,152.39	0.54
94549 Lafayette, CA	7	5,423,110.00	0.53
94403 San Mateo, CA	10	5,160,760.59	0.51
94513 Brentwood, CA	12	5,052,350.00	0.50
92014 Del Mar, CA	7	5,028,750.00	0.50
94105 San Francisco, CA	11	4,970,484.00	0.49
92130 San Diego, CA	8	4,949,556.25	0.49
94558 Napa, CA	11	4,920,673.30	0.48
95472 Freestone, CA	10	4,834,309.37	0.48
94402 San Mateo, CA	7	4,790,591.13	0.47
92663 Newport Beach, CA	7	4,698,000.00	0.46
92688 Trabuco Canyon, CA	11	4,642,270.33	0.46
90049 Brentwood, CA	5	4,543,500.00	0.45
93010 Camarillo, CA	9	4,532,150.00	0.45
94568 Dublin, CA	8	4,500,097.58	0.44
95076 Pajaro, CA	9	4,455,000.00	0.44
94025 Menlo Park, CA	8	4,435,499.20	0.44
93923 Carmel, CA	5	4,407,000.00	0.43
92653 Aliso Viejo, CA	6	4,391,325.22	0.43
92833 Fullerton, CA	7	4,243,300.00	0.42
92646 Huntington, CA	8	4,133,800.00	0.41
92672 San Clemente, CA	7	4,089,750.00	0.40
95125 San Jose, CA	8	4,061,625.49	0.40
91364 Woodland Hills, CA	7	4,047,415.97	0.40
91362 Thousand Oaks, CA	9	3,968,800.00	0.39
95120 San Jose, CA	7	3,911,600.00	0.39
92808 Anaheim, CA	7	3,865,220.03	0.38
92692 Mission Viejo, CA	6	3,845,000.00	0.38
95008 Campbell, CA	8	3,803,949.68	0.37
91302 Calabasas, CA	7	3,798,000.00	0.37
92694 Ladera Ranch, CA	7	3,792,000.00	0.37
92078 San Marcos, CA	8	3,739,888.65	0.37
95062 Capitola, CA	8	3,713,766.77	0.37
92562 Murrieta, CA	8	3,705,424.97	0.36
94404 San Mateo, CA	7	3,692,800.00	0.36
91914 Chula Vista, CA	7	3,675,833.00	0.36
Total	461	261,680,668.24	25.78